Fees Summary	May 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 110,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	16,841.00
Total Offset Amount	0.00
Net Fee	$ 16,841.00
Final Prospectus	false